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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 1999


                             SPATIAL TECHNOLOGY INC.
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               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                                 0-288-42                              84-1035353
    (State of Incorporation)                 (Commission File Number)              (IRS Employer Identification No)

                           2425 55TH STREET, SUITE 100
                             BOULDER, COLORADO 80301
                                 (303) 544-2900
                     (Address of Principal Executive Offices
                   and telephone number, including area code)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

(a) On June 29, 1999 (the "CLOSING DATE"), pursuant to the terms of the Asset Purchase Agreement, by and between Spatial Technology Inc., a Delaware corporation (the "COMPANY") and Sven Technologies, Inc., a California corporation ("SVEN") (the "PURCHASE AGREEMENT"), the Company acquired from Sven certain of the assets and liabilities of Sven, in consideration for the issuance of 96,931 shares (the "SHARES") of the Company's Common Stock and $500,000 cash (the "CASH CONSIDERATION") (the "ACQUISITION"). The purchase price was determined through negotiations between the Company and Sven.

         In connection with the Acquisition, the parties to the Purchase Agreement also executed an Escrow Agreement, pursuant to which ten percent (10%) of the Shares, ten percent (10%) of the Cash Consideration, 96,930 shares of the Company's Common Stock (the "EARN-OUT SHARES") and a warrant to purchase 250,000 shares of the Company's Common Stock at an exercise price of $12.50 per share (the "WARRANT") will be held in escrow for the purpose of securing the indemnification obligations of Sven pursuant to the Purchase Agreement. Pursuant to the Escrow Agreement, the escrowed Shares and the escrowed Cash Consideration will be released to Sven on the one (1) year anniversary of the Closing Date. In addition, the Earn-out Shares and the Warrant will be released to Sven upon the attainment of certain objectives relating to the recognition of revenue from the sale of products acquired from Sven.

         The forward looking statements contained herein involve risks and uncertainties. Actual results and developments may differ materially from those described herein, due to a number of factors, including future performance and additional factors discussed in the Company's most recent Form 10-KSB.

(b)      Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      To be filed by amendment within 60 days of the date of this report.

(b)      To be filed by amendment within 60 days of the date of this report.

(c)      Exhibits

         Exhibit           Description
         Number            of Document

         10.35 Asset Purchase Agreement, by and between the Company and Sven, dated as of June 29, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SPATIAL TECHNOLOGY INC.


Date:    July 14, 1999                        /s/ Todd S. Londa
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                                              Todd S. Londa
                                              Vice President, Administration and
                                              Corporate Controller



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                                 EXHIBIT INDEX


         Exhibit           Description
         Number            of Document
         -------           -----------

         10.35 Asset Purchase Agreement, by and between the Company and Sven, dated as of June 29, 1999.